Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of March 6, 2006 by and among TRC Companies, Inc., a Delaware corporation (the “Company”), and certain purchasers of the Company’s common stock listed on the signature pages hereto (the “Holders”).

WITNESSETH

WHEREAS, the Company and the Holders entered into a Purchase Agreement as of March 6, 2006 (the “Purchase Agreement”), providing, among other things, for the Holders’ purchase of 2,162,162 shares (the “Shares”) of the Company’s Common Stock, $0.10 par value (“Common Stock”); and

WHEREAS, in consideration of the purchase of the Shares pursuant to the Purchase Agreement, the Company agreed to grant certain rights to the Holders as set forth in this Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1.                                       Registration Rights. The Company covenants and agrees as follows:

1.1                                 Definitions. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the same meanings as defined in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Advice” has the meaning set forth in Section 1.3(b).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, “control”, when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated”, “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the Preamble and also includes the Company’s successors.

“Delay Notice” has the meaning set forth in Section 1.2(c).

“Delay Period” has the meaning set forth in Section 1.2(c).

“Effectiveness Period” has the meaning set forth in Section 1.2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Holder” or “Holders” has the meaning set forth in the Preamble or each Person to whom a Holder Transfers Registrable Securities in accordance with Section 1.8.

“Inspectors” has the meaning set forth in Section 1.3(a)(xii).

“NASD” means the National Association of Securities Dealers, Inc.

“Person” means an individual, partnership, corporation, limited liability company, trust, estate, unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

 “Registrable Securities” means the Shares, excluding in all cases, however, (i) any Shares sold by a person in a transaction in which such person’s rights under this Agreement are not assigned, (ii) any Shares sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (iii) any Shares that may be sold in a single transaction pursuant to Rule 144(k) under the Securities Act or a similar exemption under the Securities Act.

“Rule 144” and “Rule 145” mean Rule 144 and Rule 145 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shelf Registration” shall mean a registration effected pursuant to Section 1.2(a).

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 1.2 which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Securities Act, or any successor or similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

“Purchase Agreement” has the meaning set forth in the Recitals.

“S-3 Eligibility Date” means the earlier of (i) the first date after the date hereof on which the Company becomes eligible to file a Registration Statement for a transaction involving a secondary offering on Form S-3 and (ii) June 1, 2007.

“Transfer” means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or, consolidation) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

“Violation” has the meaning set forth in Section 1.4(a).

1.2                                 Registration.

(a)                                  Registration Requirement. The Company shall file with the Commission a Shelf Registration Statement meeting the requirements of the Securities Act within 30 days following the S-3 Eligibility Date, and will use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter and in any event not later than 180 days after the S-3 Eligibility Date. Each Holder agrees to furnish to the Company all information with respect to such Holder necessary to make the information set forth in the Shelf Registration Statement or Prospectus not materially misleading.

(b)                                 Effectiveness Requirement. The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Shelf Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or cease to be Registrable Securities (the “Effectiveness Period’); provided, however, the Company is permitted to suspend sales of the Registrable Securities during any Delay Period. The Company will be deemed not to have used its best efforts to cause the Shelf Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action or omits to take any action that would result in the Shelf Registration Statement not being declared effective or that would result in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action or omission is required by applicable law and except during any Delay Period.

(c)                                  Delay Period. The term “Delay Period” means, with respect to any obligation to keep any Shelf Registration Statement or Prospectus usable for resales pursuant to this Section 1.2, the shortest period of time determined in good faith by the Company’s Board of Directors to be necessary for such purpose when there exist circumstances relating to a material pending development, including, but not limited to, a pending or contemplated material acquisition or merger or other material transaction or similar event, which would require disclosure by the Company in such Shelf Registration Statement or Prospectus of material non-

public information which the Company determines in good faith upon the advice of its counsel that it has a bona fide business purpose for keeping confidential and non-public and the non-disclosure of which in such Shelf Registration Statement or Prospectus might cause such Shelf Registration Statement or Prospectus to fail to comply with applicable disclosure requirements. A Delay Period shall commence on and include the date that the Company gives written notice (a “Delay Notice”) to the Holders that the Prospectus is no longer usable as a result of a material pending development and shall end on the date when the Holders are advised in writing by the Company that the current Delay Period has terminated (it being understood that the Company shall give such notice to all Holders promptly upon making the determination that the Delay Period has ended); provided, however, and notwithstanding anything herein to the contrary the Company is only entitled to four (4) Delay Periods having durations of not more than 30 days each during any consecutive 12 month period, and not to exceed more than 90 days in the aggregate in any consecutive 12 month period. The Company covenants and agrees that it will not deliver a Delay Notice with respect to a Delay Period unless Company officers and directors and their Affiliates and any other holders of registration rights with respect to the Company’s Common Stock are also prohibited by the Company for the duration of such Delay Period from effecting any public sales of shares of Common Stock beneficially owned by them. The Company represents that it has no knowledge of any circumstance that would reasonably be expected at the time of the effectiveness of the Shelf Registration Statement pursuant to Section 1.2(a) to cause the Company to exercise its rights under this Section 1.2(c). Without limiting any of the foregoing, but for the purpose of additional clarity, the Company shall not commence any Delay Period until after the Shelf Registration Statement is filed with the Commission.

(d)                                 Notice. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of such Shelf Registration Statement, notify each such Holder when such Shelf Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities. The Company further agrees to supplement or amend each Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

(e)                                  Liquidated Damages. If the Shelf Registration Statement is not effective by the 180th day after the S-3 Eligibility Date, then the Company will pay to each Holder as liquidated damages and not a penalty, an amount in cash equal to 0.50% of the purchase price paid for the Shares by each such Holder (pursuant to the Purchase Agreement) for each 30-day period or part thereof that such Shelf Registration Statement is not so effective. If a stop order, injunction or other order or requirement of the Commission or any other governmental agency or court is imposed or if for any other reason the effectiveness of the Shelf Registration Statement is suspended, then the Company shall pay liquidated damages to each Holder, as liquidated damages and not a penalty, an amount in cash equal to 0.50% of the purchase price paid for the Shares by each such Holder (pursuant to the Purchase Agreement) for each 30-day period or part thereof that such Shelf Registration Statement is not so effective. Notwithstanding the preceding sentence, the Holders will not be entitled to receive liquidated damages under this Section 1.2(e) during a Delay Period (subject to the duration restrictions in Section 1.2(c)). Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 1.2(e) shall cease to accrue (i) with respect to the liquidated damages for failure to have the Shelf Registration Statement declared effective on or prior to the 180th day after the S-3 Eligibility Date, on the day after the Holders have received notice from the Company that the Shelf Registration Statement is declared effective, or (ii) with respect to the liquidated damages for the suspension of effectiveness of the Shelf Registration Statement, on the day after the Holders have received notice from the Company regarding the reinstatement of effectiveness of the Shelf Registration Statement. Liquidated damages shall be paid to the Holders by wire transfer in immediately available funds to the accounts designated by the Holders within two business days of the end of each 30-day period. The parties hereto agree that the liquidated damages provided for in this Section 1.2(e) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Shelf Registration Statement to be declared effective and/or to remain effective, as the case may be, in accordance with this Agreement. The parties hereto agree and acknowledge that the payment of liquidated damages, pursuant to this Section 1.2(e), will be the Holders’ sole remedy for any breach by the Company of a provision for which liquidated damages are available.

1.3                                 Registration Procedures.

(a)                                  Obligations of the Company. In connection with its obligations under Section 1.2 with respect to the Shelf Registration Statement, the Company shall, as expeditiously as practicable:

(i)                                     prepare and file with the Commission a Shelf Registration Statement as prescribed by Section 1.2(a) within the relevant time period specified in Section 1.2(a) on a form chosen by the Company, which form shall (A) be available for the sale of the Registrable Securities by the selling Holders thereof and (B) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; the Company shall use its best efforts to cause such Shelf Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with Section 1.2, subject to the proviso contained in Section 1.2(b); provided, however, that, before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities covered by such Shelf Registration Statement and their counsel a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed; and the Company shall not file any Shelf Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, other than filings required under the Exchange Act, if the Holders or their counsel shall reasonably object in a timely manner; and provided further, however, the plan of distribution disclosed in the Shelf Registration Statement shall be substantially in the form attached hereto as Exhibit A, with such changes as the Holders may reasonably request;

(ii)                                  prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the Effectiveness Period, subject to the proviso contained in Section 1.2(b) or as reasonably requested by the Holders of a majority of Registrable Securities, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the Commission, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force), under the Securities Act, respond as soon as reasonably practicable to any comments received from the Commission with respect to the Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;

(iii)                               register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions by the time the applicable Shelf Registration Statement is declared effective by the Commission as any Holder of Registrable Securities covered by the Shelf Registration Statement shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 1.3(a)(iii), (B) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (C) subject itself to any material taxation in any such jurisdiction if it is not then so subject;

(iv)                              promptly (but in any event within one (1) Business Day) notify each Holder of Registrable Securities and its counsel, and promptly confirm such notice in writing (A) when the Shelf Registration Statement covering such Registrable Securities has become effective and when any post-effective amendments thereto become effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to such Shelf Registration Statement or Prospectus or for additional information after such Shelf Registration Statement has become effective, (C) of the issuance or threatened issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the qualification of the Registrable Securities in any jurisdiction described in Section 1.3(a)(iii) or the initiation of any proceedings for that purpose, (D) if, between the effective date of such Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in the Purchase Agreement cease to be true and correct, (E) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which causes such Shelf Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (F) of the reasonable determination of the Company upon advice of its counsel that a post-effective amendment to such Shelf Registration Statement would be appropriate;

(v)                                 take best efforts to prevent the entry of any stop order suspending the effectiveness of any Shelf Registration Statement, or if entered, to obtain the withdrawal of any such stop order or to avoid the issuance of, or, if issued, obtain the withdrawal of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest possible moment;

(vi)                              furnish to each Holder of Registrable Securities included within the coverage of a Shelf Registration Statement, without charge, a number of conformed copies of the Shelf Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested) as such Holder may reasonably request;

(vii)                           deliver to each selling Holder of Registrable without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) as such Holder may reasonably request (it being understood that the Company consents to the use of the Prospectus by each of the selling Holders of Registrable in connection with the offering and sale of the Registrable Securities covered by the Prospectus), such other documents incorporated by reference therein and any exhibits thereto as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

(viii)                        cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders may reasonably request at least two (2) Business Days prior to the closing of any sale of Registrable Securities pursuant to the Shelf Registration Statement relating thereto;

(ix)                                as soon as practicable after the resolution of any matter or event specified in Sections 1.3(a)(iv)(B), 1.3(a)(iv)(C), 1.3(a)(iv)(E) (subject to the proviso contained in Section 1.2(b)) and 1.3(a)(iv)(F)), prepare a supplement or post-effective amendment to the applicable Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(x)                                   a reasonable time prior to the filing of any document which is to be incorporated by reference into a Shelf Registration Statement or a Prospectus after the initial filing of such Shelf Registration Statement, provide a reasonable number of copies of such document to the Holders and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities available for discussion of such document;

(xi)                                comply with all applicable rules and regulations of the Commission so long as any provision of this Agreement shall be applicable;

(xii)                             cooperate with each seller of Registrable Securities covered by a Shelf Registration Statement in connection with any filings required to be made with the NASD;

(xiii)                          take all other steps necessary to effect the registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby; and

(xiv)                         notwithstanding any other provision of this Section 1.3, if the Company becomes ineligible to use the registration form on which the Shelf Registration Statement is filed and declared effective pursuant to Section 1.2(a), thereby precluding any Holder from using the related Prospectus, the Company shall use best efforts to prepare and file either a post effective amendment to the Shelf Registration Statement to convert such registration statement to, or a new Shelf Registration Statement on, another registration form which the Company is eligible to use within thirty (30) days after the date that the Company becomes ineligible, provided such other registration form shall be available for the sale of the Registrable Securities by the selling Holders thereof and such amended or new Shelf Registration Statement shall remain subject in all respects to the provisions of this Section 1.3.

(b)                                 Holders’ Obligations.

(i)                                     Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event specified in Sections 1.3(a)(iv)(B), 1.3(a)(iv)(C), 1.3(a)(iv)(E), 1.3(a)(iv)(F) or any Delay Notice, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement at issue until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 1.3(a)(ix) or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

(ii)                                  Each Holder agrees that the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to it such information regarding such seller as may be required by the staff of the Commission to be included in the applicable Shelf Registration Statement, the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information which is not otherwise readily available to the Company within ten (10) Business Days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

1.4                                 Indemnification. In the event any Registrable Securities are included in a Shelf Registration Statement under this Section 1:

(a)                                  To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any,  who controls a Holder or underwriter within the meaning of the Securities Act or the Exchange Act and each officer, director, agent, affiliate and employee of each Holder, underwriter and controlling Person, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal, state or provincial law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following (collectively a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement, including any preliminary Prospectus or final Prospectus contained therein, any document incorporated by reference in such Shelf Registration Statement or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation. promulgated under the Securities Act, the Exchange Act or any state or provincial securities law directly related to, or in connection with, the Shelf Registration Statement or the related offering; and the Company will pay to a Holder, underwriter or controlling Person or officer, director, agent, affiliate or employee of a Holder, underwriter or controlling Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.4(a) does not apply to (x) amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent may not be unreasonably withheld, conditioned or delayed; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in a Shelf Registration Statement or final Prospectus or any amendment or supplement thereto or any related preliminary Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for inclusion therein or (y) any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact in any preliminary Prospectus, if a copy of the final Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected was required to be sent or given but had not been sent or given to such person prior to the settlement of the sale, so long as the final Prospectus and any amendments or supplements thereto were provided by the Company to the Indemnified Holder in the requisite quantity and on a timely basis to permit proper delivery on or prior to the settlement of the sale. The Company shall notify the Holders promptly of the institution, threat or assertion of any action, claim, suit, investigation or proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)                                 To the fullest extent permitted by law, each Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, officers, employees and Affiliates, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other stockholder selling securities in such Shelf Registration Statement and any controlling Person of any such underwriter or other stockholder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal, state or provincial law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in such Shelf Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 1.4(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.4(b) does not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent may not be unreasonably withheld, conditioned or delayed; and further provided, that, in no event will any indemnity under this Section 1.4(b) exceed the net proceeds received by such Holder from the sale of Registrable Securities giving rise to such indemnification obligation.

(c)                                  Promptly after receipt by an indemnified party under this Section 1.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party, if (i) the indemnifying party acknowledges its obligation to indemnify the indemnified party for any losses, damages or liabilities resulting from such claim and provide reasonable evidence to the indemnified party of its financial ability to satisfy such obligation; (ii) the claim does not seek to impose any liability or obligation on the indemnified party other than for money damages; and (iii) the claim does not relate to the indemnified party’s relationship with its customers or employees. An indemnified party shall have the right to employ separate counsel in any such action, claim, suit, investigation or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless:  (1) the indemnifying party has agreed in writing to pay such fees and expenses; (2) the indemnifying party shall have failed promptly to assume the defense of such action, claim, suit, investigation or proceeding and to employ counsel reasonably satisfactory to such indemnified party in any such action, claim, suit, investigation or proceeding; (3) the indemnifying party is not entitled to assume and control the defense of any such action, claim, suit, investigation or proceeding pursuant to clauses (ii) or (iii) of the immediately preceding sentence; or (4) such indemnified party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such indemnified party and the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all indemnified parties shall be at the expense of the indemnifying party).The indemnifying party will not be liable for any settlement of any action, claim, suit, investigation or proceeding effected without its consent, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect of such claim or litigation. The failure by the indemnified party to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any obligation or liability to the indemnified party under this Section 1.4, except (and only) to the extent that such failure shall have prejudiced the indemnifying party.

(d)                                 If the indemnification provided for in this Section 1.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that, in no event will any contribution by a Holder under this Section 1.4(d) exceed the net proceeds received by a Holder from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by a party as a result of any loss, liability, claim, damage or expense shall be deemed to include, subject to the limitations set forth in Section 1.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any action, claim, suit, investigation or proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(e)                                  The obligations of the Company and Holders under this Section 1.4 will survive the completion of any offering of Registrable Securities in the Shelf Registration Statement under this Section 1 and otherwise.

1.5                                 Reports Under the Exchange Act.

(a)                                  Beginning on June 1, 2006, the Company shall use all commercially reasonable efforts to file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144. The Company shall take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any other exemption from registration. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

(b)                                 In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two (2) business days prior to any sale of Registrable Securities.

(c)                                  So long as the Shelf Registration Statement is effective covering the resale of Registrable Securities owned by a Holder, upon the request of the Holder, the Company will furnish to such Holder, as soon as practicable after it is available, one copy of (1) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (2) its Annual Report on Form 10-K and (3) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits).

1.6                                 Registration Expenses. The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to a Shelf Registration Statement for each selling Holder, including all registration, exchange listing, accounting, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company’s independent public accountants and compliance and reasonable fees and disbursements of one firm of counsel for the Holders. Holders shall be responsible for any discounts and commissions and taxes of any kind (including without limitation, transfer taxes) relating to any disposition, sale or transfer of Registrable Securities.

1.7                                 Piggy-Back Registrations; Other Registrations. If at any time during the Effectiveness Period there is not an effective Shelf Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within ten (10) days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights. In no event at any time before the Shelf Registration Statement becomes effective with respect to the Shares shall the Company publicly announce or file any other, registration statement, other than registrations on Form S-8 without the consent of the Holders of a majority of the Registrable Securities.

1.8                                 Assignment of Rights.

(a)                                  Except as expressly provided in this Section 1.8, the rights of the parties hereto cannot be assigned and any purported assignment or transfer to the contrary shall be void ab initio. So long as the terms of this Section 1.8 are followed, upon written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, any Holder may assign its rights under this Agreement to any Person, including, without limitation, an Affiliate of such Holder, to whom such Holder Transfers any Registrable Securities or any rights to acquire Registrable Securities so long as such Transfer is not made pursuant to an effective Registration Statement or pursuant to Rule 144 or Rule 145 (or any successor provisions) or in any other manner the effect of which is to cause the Transferred securities to be freely transferable without regard to the volume and manner of sale limitations set forth in Rule 144 (or any successor provision) in the hands of the transferee as of the date of such Transfer.

(b)                                 The nature and extent of any rights assigned shall be as agreed to between the assigning party and the assignee. No Person may be assigned any rights under this Agreement unless (i) the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned, (ii) such assignment is exempt from the registration requirements of the Securities Act, and (iii) and the assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 1.8.

2.                                       Miscellaneous Provisions.

2.1                                 Waivers and Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Holder of then outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.1 is binding upon Holders and the Company.

2.2                                 Notices. All notices and other communications required or permitted hereunder must be in writing and, except as otherwise noted herein, must be addressed as follows:

(a)                                  if to the Company, to:

TRC Companies, Inc.

21 Griffin Road North

Windsor, Connecticut 06095

Attention:                 Chief Financial Officer
General Counsel

Telephone:            (860) 298-9692

Facsimile:                  (860) 298-6291

(b)                                 if to any Holder, at the address shown on such Holders signature page hereto, marked for attention as there indicated, to:

or to such other address as the party to whom notice is to be given may have furnished to the other in writing in accordance with the provisions of this Section 2.2. Any such notice or communication will be deemed to have been received: (i) in the case of telecopy or personal delivery, on the date of such delivery; (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent; and (iii) if by registered or certified mail, on the third business day following the date postmarked.

2.3                                 Descriptive Headings and References. The descriptive headings herein have been inserted for convenience only and are not deemed to limit or otherwise affect the construction of any provisions hereof Except as otherwise specifically provided, any reference to any section will be deemed to refer to such section of this Agreement.

2.4                                 GOVERNING LAW. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

2.5                                 Counterparts. This Agreement may be executed in one or more counterparts, each of which is for all purposes deemed to be an original and all of which constitute the same instrument, but only one of which need be produced.

2.6                                 Equitable Remedies. The Company recognizes and agrees that each Holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

2.7                                 Successors and Assigns. Except as otherwise expressly provided in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

2.8                                 Entire Agreement. This Agreement, together with the Purchase Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

2.9                                 Separability; Severability. Unless expressly provided in this Agreement, the rights of each Holder under this Agreement are several rights, not rights jointly held with any other Holders. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Holder does not affect the validity, legality or enforceability of this Agreement with respect to .the other Holders. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not be affected or impaired.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first set forth above.

TRC Companies, Inc.

By:	/s/ Martin H. Dodd
Name: Martin H. Dodd
Title: Senior Vice President

FEDERAL PARTNERS, L.P..
By Ninth Floor Corporation, its General Partner

By:	/s/ Stephen M. Duff
Name:	Stephen M. Duff
Title:	Treasurer

Address for Notice:
One Rockefeller Plaza, 1st Floor
New York, New York 10022
Telephone: (212) 977-3441
Facsimile: (212) 977-3424

With copies to:
Patterson, Belknap, Webb & Tyler LLP
1133 Avenue of the Americas
New York, New York 10036-6710
Attention: Jeffrey E. La Gueux, Esq.
Telephone: (212) 336-2684
Facsimile: (212) 336-2222

/s/ Peter R. Kellogg
Peter R. Kellogg

/s/ Lee I. Kellogg
Lee I. Kellogg

/s/ Charles Kirkland Kellogg
Charles Kirkland Kellogg

Address for Note:
48 Wall Street, 30th Floor
New York, NY 1005

ANNEX A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock (“Common Stock”) of TRC Companies, Inc., a Delaware corporation (the “Company”) and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  settlement of short sales entered into after the date of this prospectus;

•                  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•                  a combination of any such methods of sale;

•                  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

•                  any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

In connection with the sale of our common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.